Table of Contents

USAA Family of Funds                         1
Message from the President                   2
Investment Review                            4
Message from the Manager                     5
Financial Information
     Distributions to Shareholders           7
     Independent Auditors' Report            8
     Portfolio of Investments                9
     Notes to Portolio of Investments       12
     Statement of Assets and Liabilities    13
     Statement of Operations                14
     Statements of Changes in Net Assets    15
     Notes to Financial Statements          16




Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Stock Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.



USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 USAA First Start Growth           Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
    Index(2)                       Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.






Message from the President

On June 14, 1998, my wife attended a baby shower given for her daughter, Andrea. That evening, in addition to many nice gifts, Andrea had another surprise, a new baby boy, James Kade Broyles. James was our fourth grandchild to receive an Investart(Registered Trademark) account. His account is in the USAA Growth & Income Fund. These accounts point up at this time some things I have long believed.

[Photograph of Michael J. C. Roth, CFA, President and Vice Chairman of the Board appears here]

Shortly after we opened James' account, the stock market began to feel the effects of long-simmering problems. There was the Asian crisis, Russia in turmoil, a worsening trade deficit, and very high stock valuations. Suddenly, the mood changed. There were several days of market drops well over 100 points on the Dow. The August 8 edition of The Economist has a picture of a bear on the cover under the caption "Grin and bear it." So, how do we feel about the four InveStart accounts? We feel just fine!

The reason is that we have a match between our objective and our risk tolerance. These accounts are aimed at events 15 to 17 years from now, college for four grandchildren. We are certain that between then and now, the market will fluctuate. I think we're better off to keep adding to the InveStart accounts, because I believe the risk and potential reward are in harmony.

Whatever your investment situation, I believe it is possible to achieve this kind of match between risk and potential reward that can help you with your investment program.


Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



Past performance is no guarantee of future results.

A systematic plan, such as Investart, does not assure a profit or protect against loss in declining markets.

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.







Investment Review
USAA INCOME STOCK FUND

OBJECTIVE: Current income with the prospect of increasing dividend income and the potential for capital appreciation.

TYPES OF INVESTMENTS: Common stocks of well-established, large companies with above-average dividend yields.

--------------------------------------------------------------------------------
                                             7/31/97            7/31/98
--------------------------------------------------------------------------------
  Net Assets                           $2,186.3 Million     $2,496.6 Million
  Net Asset Value Per Share                 $19.01               $19.65
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/98
--------------------------------------------------------------------------------
           1 Year                5 Years                10 Years
           13.28%                15.09%                  14.57%
--------------------------------------------------------------------------------

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.






CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund, the Lipper Mixed Equity-Income Funds Average, and the S&P 500 Index for the period of 07/31/88 through 07/31/98. The data points from the graph are as follows:


           USAA Income        Lipper Mixed Equity-
           Stock Fund         Income Funds Average         S&P 500 Index
           -----------        --------------------         -------------

07/88       $10,000                   $10,000                    $10,000
12/88        10,306                    10,420                     10,383
06/89        11,769                    11,857                     12,098
12/89        13,103                    12,675                     13,667
06/90        12,731                    12,594                     14,088
12/90        12,917                    11,641                     13,242
06/91        14,195                    13,218                     15,126
12/91        16,446                    14,834                     17,267
06/92        16,813                    15,159                     17,151
12/92        17,728                    16,258                     18,581
06/93        19,244                    17,493                     19,485
12/93        19,777                    18,505                     20,450
06/94        18,989                    17,917                     19,758
12/94        19,638                    18,175                     20,719
06/95        22,695                    20,999                     24,901
12/95        25,258                    23,803                     28,495
06/96        27,057                    25,588                     31,370
12/96        29,982                    28,260                     35,033
06/97        32,677                    32,470                     42,249
12/97        38,074                    35,857                     46,717
06/98        40,432                    39,436                     54,996
07/98        38,964                    38,493                     54,415


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund to the S&P 500 Index and the Lipper Mixed Equity-Income Funds Average, an average performance level of all mixed equity and income funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, pubicly traded stocks. It is not possible to invest directly in the S&P 500 Index.








Message from the Manager

PERFORMANCE
The performance of the USAA Income Stock Fund for the period ended July 31, 1998, has been challenging for both you as investors and for us as the Manager of the Fund. Our investment style has worked well over the past ten years, returning 14.57% as compared to the 18.46% of the S&P 500 Index, while providing a significantly higher dividend than the S&P. This investment style has been less rewarding for the period January 31, 1998 to July 31, 1998, returning 4.04% as compared to the 15.20% of the Index.(1)

[Photograph of Portfolio Manager, Harry W. Miller, CFA, appears here]

We believe that structural changes in the equity market have been primarily responsible for this decline in performance. Today's equity market appears to be willing to pay premiums for only a small group of stocks with large market capitalizations and high growth rates, e.g. Dell, Microsoft, and Coke. This is evident for the six-month period ended July 31, 1998, as 73% of the S&P 500's performance came from the 50 largest capitalization companies in the Index.

For the most part, the Fund has not invested in stocks of these large capitalization companies because overall they have paid little or no dividends. The investment style has been to purchase stocks with dividend yields above the S&P 500 (currently 1.4%) with attractive valuations. Thus, it is not surprising that maintaining a high dividend yield has hurt our recent relative performance.

Since our last report of January 31, 1998, the two best performing industries for the Fund were automobiles and healthcare. The continued strong performance of the U.S. economy was primarily responsible for the favorable results of the Fund's auto investment. Healthcare has been a strong performer, benefiting from increased pricing power and a period of rapid new drug introductions.

On the negative side of the ledger, the industries with the poorest performance were the real estate investment trusts (REITs) and natural gas utilities. REITs have come under performance pressure as investors questioned whether the industry has the financial resources to sustain growth at the same rapid pace that it has enjoyed up until now. We believe natural gas utilities have underperformed during the period because of their failure to capture investors' imaginations when the equity market is reaching new highs.

(1)Past performance is no guarantee of future results.


OUTLOOK AND PERSPECTIVE
We reported in last year's annual report that the Fund's dividend could decline. The reason is the confluence of several factors: the Fund's yield is very high for an equity fund, interest rates and yields are down, and many companies are reducing their dividend payouts. The Income Stock Fund has a long-term record of dividend increases, but in this environment that record must pause. We do remain committed to providing each shareholder with a yield that exceeds the market's yield and, over time, an increasing dividend.

The stock market may be vulnerable to a downturn in the short run, as companies are reporting negative earnings surprises on a more frequent basis. In addition, the shaky economies of Southeast Asia, Japan, and Russia may have a negative impact on the earnings of companies in the United States. On the positive side, low interest rates, inflation, and energy prices should support modest economic growth in the U.S.

We believe the USAA Income Stock Fund remains an attractive stock investment during these uncertain and volatile times.

--------------------------------------------
          TOP 10 EQUITY HOLDINGS
             (% OF NET ASSETS)
--------------------------------------------
  Bristol-Myers Squibb           4.8
  Bankers Trust                  4.5
  Ford Motor                     4.5
  GTE                            3.9
  Chrysler                       3.8
  American Home Products         3.7
  Texaco                         3.6
  Bell Atlantic                  3.5
  Texas Utilities                3.1
  Allegheny Energy               3.0
--------------------------------------------



--------------------------------------------
             TOP 10 INDUSTRIES
             (% OF NET ASSETS)
--------------------------------------------
  Real Estate Investment Trusts    13.7
  Electric Utilities               12.8
  Telephones                       10.0
  Healthcare - Diversified          8.5
  Automobiles                       8.3
  Natural Gas Utilities             6.0
  Banks - Money Center              4.5
  Oil - International Integrated    3.6
  Oil - Domestic Integrated         3.0
  Banks - Major Regional            2.9
--------------------------------------------

See page 9 for a complete listing of the Portfolio of Investments.

Effective August 28, 1998, after 24 years of service with USAA Investment Management Company, Harry W. Miller, the Fund's portfolio manager, is retiring. A search is presently under way for a new portfolio manager for the Fund. In the interim, a team of portfolio managers is responsible for the day-to-day management of the Fund's portfolio. The members of the team include David G. Peebles, R. David Ullom, and Stephan J. Klaffke, who collectively have 69 years investment management experience and currently manage over $4 billion in assets. The team meets regularly to review the portfolio holdings of the Fund and will make adjustments when appropriate to keep the Fund in line with its investment objective and policies.






Distributions to Shareholders

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 1998. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1999.

               Ordinary income                   $ .7856 *
               Long-term capital gains - 20%       .5576
               Long-term capital gains - 28%       .4252
                                                 ---------
                  Total                          $1.7684
                                                 =========

81.89% of ordinary income distributions qualify for deduction by corporations.

* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.






Independent Auditors' Report

The Shareholders and Board of Directors

USAA INCOME STOCK FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Income Stock Fund, a portfolio of USAA Mutual Fund, Inc., as of July 31, 1998 and there related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 7 to the financial statements, for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Income Stock Fund as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                   KPMG Peat Marwick LLP

San Antonio, Texas
September 4, 1998








USAA INCOME STOCK FUND
PORTFOLIO OF INVESTMENTS

July 31,1998

                                                                  Market
      Number                                                      Value
    of Shares                    Security                         (000)
--------------------------------------------------------------------------------
                             COMMON STOCKS (81.1%)

              Automobiles (8.3%)
  1,600,000   Chrysler Corp.                                     $   94,700
  2,000,000   Ford Motor Co.                                        113,875
                                                                ----------------
                                                                    208,575
                                                                ----------------
              Banks - Major Regional (2.9%)
    277,000   Fleet Financial Group, Inc.                            23,805
    900,000   PNC Bank Corp.                                         48,543
                                                                ----------------
                                                                     72,348
                                                                ----------------
              Banks - Money Center (4.5%)
  1,000,000   Bankers Trust Corp.                                   112,062
                                                                ----------------
              Chemicals (0.7%)
    700,000   Lyondell Petrochemical Co.                             17,150
                                                                ----------------
              Chemicals - Diversified (1.0%)
    600,000   B.F. Goodrich Co.                                      24,338
                                                                ----------------
              Electric Utilities (12.8%)
  2,700,000   Allegheny Energy, Inc.                                 73,575
    400,000   Central Hudson Gas & Electric Corp.                    17,250
  1,300,000   Dominion Resources, Inc.                               52,975
  1,254,000   Interstate Energy Corp.                                36,758
    622,750   New Century Energies, Inc.                             25,922
  1,100,000   Public Service Enterprise Group, Inc.                  35,956
  1,900,000   Texas Utilities Co.                                    76,119
                                                                ----------------
                                                                    318,555
                                                                ----------------
              Healthcare - Diversified (8.5%)
  1,800,000   American Home Products Corp.                           92,700
  1,050,000   Bristol-Myers Squibb Co.                              119,634
                                                                ----------------
                                                                    212,334
                                                                ----------------
              Machinery - Diversified (1.0%)
    600,000   Deere & Co.                                            24,113
                                                                ----------------
              Natural Gas Utilities (5.2%)
  1,482,000   National Fuel Gas Co.                                  61,225
  1,500,000   NICOR, Inc.                                            57,750
    299,400   Peoples Energy Corp.                                   10,479
                                                                ----------------
                                                                    129,454
                                                                ----------------
              Oil - Domestic Integrated (3.0%)
    600,000   Atlantic Richfield Co.                                 40,650
  1,500,000   Occidental Petroleum Corp.                             33,375
                                                                ----------------
                                                                     74,025
                                                                ----------------
              Oil - International Integrated (3.6%)
  1,500,000   Texaco, Inc.                                           91,219
                                                                ----------------
              Paper & Forest Products (0.1%)
     63,000   Georgia-Pacific Corp.                                   1,414
                                                                ----------------
              Real Estate Investment Trusts (13.7%)
  1,000,000   Avalon Bay Communities, Inc.                           35,875
    500,000   Boston Properties, Inc.                                16,156
  1,100,000   Brandywine Realty Trust                                21,931
  1,200,000   Burnham Pacific Properties, Inc.                       16,575
    275,000   Chelsea GCA Realty, Inc.                                9,969
    165,000   Duke Realty Investments, Inc.                           3,537
  1,000,000   Equity Office Properties Trust                         24,875
    900,000   Felcor Lodging Trust, Inc.                             24,862
    600,000   First Industrial Realty Trust, Inc.                    16,575
    265,000   Gables Residential Trust                                7,105
    250,000   Highwoods Properties, Inc.                              7,734
  2,000,000   Liberty Property Trust                                 50,125
    290,000   Mack California Realty Corp.                            9,008
    400,000   Mills Corp.                                             9,225
    600,000   Patriot American Hospitality, Inc.                     11,400
    650,000   Post Properties, Inc.                                  25,797
    600,000   Prentiss Properties Trust                              14,288
    605,000   Shurgard Storage Centers, Inc.                         16,638
    200,000   Starwood Lodging Trust                                  8,213
    400,000   Storage USA, Inc.                                      13,050
                                                                ----------------
                                                                    342,938
                                                                ----------------
              Telecommunications - Long Distance (2.0%)
    700,000   Sprint Corp.                                           49,000
                                                                ----------------
              Telephones (10.0%)
  1,920,000   Bell Atlantic Corp.                                    87,120
  1,800,000   GTE Corp.                                              97,875
  1,200,000   US West, Inc.                                          64,050
                                                                ----------------
                                                                    249,045
                                                                ----------------
              Tobacco (2.5%)
    500,000   Philip Morris Companies, Inc.                          21,906
  1,700,000   RJR Nabisco Holdings Corp.                             41,544
                                                                ----------------
                                                                     63,450
                                                                ----------------
              Waste Management (1.3%)
    950,000   Browning-Ferris Industries, Inc.                       33,428
                                                                ----------------
              Total common stocks (cost: $1,451,166)              2,023,448
                                                                ----------------

                            PREFERRED STOCKS (11.6%)

              Computer Software & Service (2.7%)
  1,325,000   Unisys Corp., depositary shares "A",
                   $3.75 cumulative convertible                      68,403
                                                                ----------------
              Healthcare - Specialized Services (0.5%)
  1,500,000   Medpartners, Inc., 6.50% cumulative
                   convertible                                       12,750
                                                                ----------------
              Insurance - Life/Health (2.1%)
    750,000   Aetna, Inc., Class C, 6.25% cumulative
                   convertible                                       51,562
                                                                ----------------
              Investment Companies (0.6%)
    350,000   Dollar General Corp., 8.50% cumulative
                   convertible                                      14,088
                                                                ----------------
              Iron & Steel (0.4%)
    250,000   USX Corp., 6.50% cumulative convertible               11,250
                                                                ----------------
              Machinery - Diversified (0.8%)
    800,000   Ingersoll-Rand Co., 6.75% cumulative
                   convertible                                      19,800
                                                                ----------------
              Natural Gas Utilities (0.8%)
    400,000   El Paso Energy Corp., 4.75% cumulative
                   convertible                                      20,200
                                                                ----------------
              Photography - Imaging (0.4%)
    350,000   IKON Office Solutions, Inc. depositary shares
                   "BB", $5.04 cumulative convertible                9,538
                                                                ----------------
              Publishing/Newspapers (0.6%)
  1,000,000   Hollinger International, Inc., 9.75%
                   cumulative convertible                           14,562
                                                                ----------------
              Services - Commercial & Consumer (0.8%)
    600,000   Cendant Corp., 7.50% cumulative convertible            19,725
                                                                ----------------
              Telecommunications - Cellular/Wireless (1.9%)
  1,000,000   AirTouch Communications, Inc., Class B, 6.00%
                   cumulative convertible                            48,500
                                                                ----------------
              Total preferred stocks (cost: $303,203)               290,378
                                                                ----------------


                             CORPORATE BONDS (2.6%)

     15,000   Continental Airlines, Inc., 6.75%, 4/15/06             27,431
     20,000   Quantum Corp., 7.00%, 8/01/04                          18,600
     20,000   Micron Technology, Inc., 7.00%, 7/01/04                19,825
                                                                ----------------
              Total corporate bonds (cost: $60,314)                  65,856
                                                                ----------------


                              SHORT-TERM (3.0%)

              Commercial Paper
     74,773   General Electric Capital Corp., 5.66%,
                   8/03/98 (cost: $74,750)                           74,750
                                                                ----------------
              Total investments (cost: $1,889,433)               $2,454,432
                                                                ================






NOTES TO PORTFOLIO OF INVESTMENTS

GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


See accompanying notes to financial statements.








USAA INCOME STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 1998


ASSETS
   Investments in securities, at market value
        (identified cost of $1,889,433)                             $ 2,454,432
   Cash                                                                     423
   Receivables:
      Capital shares sold                                                 1,260
      Dividends and interest                                              7,943
      Securities sold                                                    35,359
                                                                  --------------
         Total assets                                                 2,499,417
                                                                  --------------

LIABILITIES
   Capital shares redeemed                                                1,323
   USAA Investment Management Company                                     1,101
   USAA Transfer Agency Company                                             155
   Accounts payable and accrued expenses                                    268
                                                                  --------------
         Total liabilities                                                2,847
                                                                  --------------
            Net assets applicable to capital shares outstanding     $ 2,496,570
                                                                  ==============

REPRESENTED BY:
   Paid-in capital                                                  $ 1,833,925
   Accumulated undistributed net investment income                        5,924
   Accumulated net realized gain on investments                          91,722
   Net unrealized appreciation of investments                           564,999
                                                                  --------------
            Net assets applicable to capital shares outstanding     $ 2,496,570
                                                                  ==============
   Capital shares outstanding                                           127,028
                                                                  ==============
   Authorized shares of $.01 par value                              $   250,000
                                                                  ==============
   Net asset value, redemption price, and offering price
         per share                                                  $     19.65
                                                                  ==============


See accompanying notes to financial statements.







USAA INCOME STOCK FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 1998


Net investment income:
   Income:
      Dividends                                                      $  102,739
      Interest                                                            6,156
                                                                  --------------
        Total income                                                    108,895
                                                                  --------------
   Expenses:
      Management fees                                                    12,164
      Transfer agent's fees                                               2,681
      Custodian's fees                                                      263
      Postage                                                               329
      Shareholder reporting fees                                            133
      Directors'fees                                                          4
      Registration fees                                                     142
      Professional fees                                                      34
      Other                                                                  48
                                                                  --------------
         Total expenses                                                  15,798
                                                                  --------------
            Net investment income                                        93,097
                                                                  --------------

Net realized and unrealized gain on investments:
   Net realized gain                                                    131,080
   Change in net unrealized appreciation/depreciation                    64,929
                                                                  --------------
            Net realized and unrealized gain                            196,009
                                                                  --------------
Increase in net assets resulting from operations                     $  289,106
                                                                  ==============

See accompanying notes to financial statements.







USAA INCOME STOCK FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

July 31, 1998

                                                          1998           1997
                                                       -------------------------
From operations:
   Net investment income                                 $ 93,097      $ 91,552
   Net realized gain on investments                       131,080       111,015
   Change in net unrealized appreciation/depreciation
      of investments                                       64,929       326,818
                                                       -------------------------
      Increase in net assets resulting from operations    289,106       529,385
                                                       -------------------------
Distributions to shareholders from:
   Net investment income                                  (92,033)      (89,087)
                                                       -------------------------
   Net realized gains                                    (118,394)      (80,728)
                                                       -------------------------
From capital share transactions:
   Proceeds from shares sold                              382,576       260,043
   Shares issued for dividends reinvested                 195,544       158,556
   Cost of shares redeemed                               (346,558)     (302,609)
                                                       -------------------------
      Increase in net assets from capital share
         transactions                                     231,562       115,990
                                                       -------------------------
Net increase in net assets                                310,241       475,560
Net assets:
   Beginning of period                                  2,186,329     1,710,769
                                                       -------------------------
   End of period                                       $2,496,570    $2,186,329
                                                       =========================
Undistributed net investment income included in net assets:

End of period                                          $   5,924    $    4,860
                                                       =========================
Change in shares outstanding:
   Shares sold                                            19,195        15,238
   Shares issued for dividends reinvested                 10,251         9,566
   Shares redeemed                                       (17,438)      (17,704)
                                                       -------------------------
      Increase in shares outstanding                      12,008         7,100
                                                       =========================


See accompanying notes to financial statements.





USAA INCOME STOCK FUND
NOTES TO FINANCIAL STATEMENTS

July 31, 1998


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the USAA Income Stock Fund (the Fund). The Fund's investment objective is current income with the prospect of increasing dividend income and the potential for capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets primarily in equity securities of well-established, large companies with above-average dividend yields and in real estate investment trusts (REITs).

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended July 31, 1998.


(3) DISTRIBUTIONS
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 1998 were $591.5 million and $525.6 million, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1998 was $643,000 and $78,000, respectively.


(5) TRANNSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio is carried out by USAA Investment Management Company. The Fund's management fees are computed at .50% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services- USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended July 31, 1998 was $140,000.


(6) TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At July 31, 1998, the Association and its affiliates owned
4.1 million shares (3.3%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.


(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:


                                                                                     Ten-month
                                                                                   Period Ended
                                   Year Ended July 31,                                July 31,
                          ---------------------------------------------------------------------
                                1998          1997          1996          1995          1994
                          ---------------------------------------------------------------------
Net asset value at
   beginning of period        $  19.01      $  15.85      $  14.96      $  13.50      $  14.95
Net investment income              .75           .81           .77           .74           .60
Net realized and
   unrealized gain (loss)         1.66          3.88          1.16          1.69         (1.12)
Distributions from net
   investment income              (.75)         (.79)         (.77)         (.75)         (.74)
Distributions of realized
   capital gains                 (1.02)         (.74)         (.27)         (.22)         (.19)
                          ---------------------------------------------------------------------
Net asset value at
   end of period              $  19.65      $  19.01      $  15.85      $  14.96      $  13.50
                          =====================================================================
Total return (%) *               13.28         31.46         13.21         18.83         (3.53)
Net assets at end
   of period (000)          $2,496,570    $2,186,329    $1,710,769    $1,408,371    $1,190,024
Ratio of expenses to
   average net assets (%)          .65           .68           .72           .75           .73(a)
Ratio of net investment
   income to average
   net assets (%)                 3.85          4.73          4.84          5.34          5.25(a)
Portfolio turnover (%)           22.34         34.95         32.38         34.94         24.82



* Assumes reinvestment of all dividend income and capital gain distributions during the period.

(a)Annualized. The ratio is not necessarily indicative of 12 months of operations.







DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

Investment Adviser, Underwriter and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

Independent Auditors
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777